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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

                       SUPPLEMENT DATED JANUARY 27, 2005
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                      FOR
                          MERRILL LYNCH IRA ANNUITY(SM)

This supplement describes changes to the name and the investment policy of the Seligman Small-Cap Value Fund of the Seligman Value Fund Series, Inc. (the "Fund"). This Fund is available under the Merrill Lynch IRA Annuity(SM) (the "Contract") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Contract Prospectus for future reference.

Effective January 1, 2005, Seligman Small-Cap Value Fund changed its name to Seligman Smaller-Cap Value Fund. In addition, the Fund changed its principal investment strategy to permit the Fund to invest generally at least 80% of its net assets in "value" companies with market capitalizations of $3 billion or less as compared to the current limit of up to $2 billion.

This information supplements and supersedes the information contained in the Prospectus.

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.